Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT

AKAMAI TECHNOLOGIES LIMITED	Incorporated in the United Kingdom
AKAMAI TECHNOLOGIES GMBH	Incorporated in Germany
AKAMAI TECHNOLOGIES SARL	Incorporated in France
AKAMAI TECHNOLOGIES NETHERLANDS BV	Incorporated in the Netherlands
AKAMAI INTERNATIONAL BV	Incorporated in the Netherlands
AKAMAI TECHNOLOGIES SECURITIES CORPORATION	Incorporated in Massachusetts
AKAMAI SALES LLC	Organized in Delaware
AKAMAI TECHNOLOGIES G.K.	Incorporated in Japan
AKAMAI TECHNOLOGIES INDIA PRIVATE LTD.	Incorporated in India
AKAMAI TECHNOLOGIES SPAIN SL	Incorporated in Spain
AKAMAI TECHNOLOGIES SINGAPORE PVT. LTD.	Incorporated in Singapore
AJ TECHNOLOGIES LTD	Incorporated in the Cayman Islands
AKAMAI (BEIJING) TECHNOLOGIES, CO. LTD.	Incorporated in the People's Republic of China
AKAMAI TECHNOLOGIES AB	Incorporated in Sweden
AKAMAI TECHNOLOGIES SOLUTIONS (INDIA) PRIVATE LTD.	Incorporated in India
AKAMAI INDIA NETWORKS PRIVATE LTD.	Incorporated in India
AKAMAI TECHNOLOGIES YUHAN HOESA	Incorporated in South Korea
AKAMAI TECHNOLOGIES S.R.I.	Incorporated in Italy
AKAMAI TECHNOLOGIES INTERNATIONAL AG	Incorporated in Switzerland
AKAMAI TECHNOLOGIES HONG KONG LIMITED	Incorporated in Hong Kong
AKAMAI TECHNOLOGIES POLAND SP. Z.O.O.	Incorporated in Poland
AKAMAI TECHNOLOGIES S.R.O.	Incorporated in the Czech Republic
AKAMAI TECNOLOGIAS E SERVICOS DO BRASIL LTDA.	Incorporated in Brazil
AKAMAI TECHNOLOGIES APJ PTE LTD.	Incorporated in Singapore
AKAMAI TECHNOLOGIES ISRAEL LIMITED	Incorporated in Israel
AKAMAI TECHNOLOGIES CANADA	Incorporated in Canada
AKAMAI TECHNOLOGIES COSTA RICA SRL	Incorporated in Costa Rica
AKAMAI TEKNOLOGJI HIZMETLERI LIMIITED SIRKETI	Incorporated in Turkey
AKAMAI TECHNOLOGIES LIMITED	Incorporated in Taiwan
AKAMAI TECHNOLOGIES MALAYSIA SDN BHD	Incorporated in Malaysia
AKAMAI TECHNOLOGIES BELGIUM SPRL	Incorporated in Belgium
AKAMAI TECHNOLOGIES LLC	Incorporated in Russia
AKAMAI TECHNOLOGIES DENMARK APS	Incorporated in Denmark
AKAMAI TECHNOLOGIES LUXEMBOURGH SARL	Incorporated in Luxembourg
AKAM MEXICO TECHNOLOGIES, S. DE R.L. DE C.V.	Incorporated in Mexico
AKAMAI TECHNOLOGIES ARGENTINA SRL	Incorporated in Argentina
CHAMELEONX LTD.	Incorporated in Israel
PT. AKAMAI TECKNOLOGI INDONESIA	Incorporated in Indonesia
AKAMAI IRELAND LIMITED	Incorporated in Ireland
ASAVIE TECHNOLOGIES LIMITED	Incorporated in Ireland
ASAVIE TECHNOLOGIES SALES LIMITED	Incorporated in Ireland
ASAVIE R&D LIMITED	Incorporated in Ireland
ASAVIE TECHNOLOGIES, INC.	Incorporated in Delaware
ASAVIE UK LIMITED	Incorporated in the United Kingdom
ASAVIE GMBH	Incorporated in Germany
GUARDICORE LTD.	Incorporated in Israel

Exhibit 21.1

GUARDICORE INC.	Incorporated in Mass.
GUARDICORE INDIA PRIVATE LTD.	Incorporated in India
GUARDICORE UK LIMITED	Incorporated in the United Kingdom